Exhibit 99.2

© Copyright 2019 Aclaris Therapeutics. All rights reserved R&D Clinical Update March 18, 2019

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ drug candidates. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2018, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Note Regarding Forward-Looking Statements 2

Pipeline

Program	Indication(s)	Preclinical	Phase 1	Phase 2	Phase 3
A-101(45%) *Topical*	Common Warts				
ATI-502 JAK1/JAK3 Inhibitor *Topical*	Alopecia Areata				
	Vitiligo				
	Androgenetic Alopecia (exploratory)				
	Atopic Dermatitis (exploratory)				
ATI-501 JAK1/JAK3 Inhibitor *Oral*	Alopecia Areata				
ATI-450 MK-2 Pathway Inhibitor *Oral*	RA, Psoriasis, Hidradenitis Suppurativa, CAPS, Pyoderma Gangrenosum, Other				
ATI-1777 JAK1/JAK3 Inhibitor *Soft Topical*	Atopic dermatitis, Vitiligo, Alopecia Areata				
ITK/JAK3 Inhibitor *Soft Topical*	Psoriasis, Inflammatory Dermatoses				
ITK/JAK3 Inhibitor *Oral*	Psoriasis, Inflammatory Dermatoses				
MK-2 Pathway Inhibitor *Oral*	Oncology				
ITK/JAK3 Inhibitor *Oral, gut-restricted*	Ulcerative colitis / Crohn's disease				

© Copyright 2019 Aclaris Therapeutics. All rights reserved

3

© Copyright 2019 Aclaris Therapeutics. All rights reserved © Copyright 2019 Aclaris Therapeutics. All rights reserved 4 ATI-502-AUATB-201 - Australian Eyebrow

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Subject 01-008 (33/M) 5 • The onset date for the current episode of eyebrow loss was 2010, and the onset of Alopecia Areata was 2009. • No previous therapies for eyebrow hair loss. • As of 2/26/19, the subject has had 250 days of exposure to study drug.

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 6 Visit 2 (Baseline) Visit 12 (250 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 7 Visit 2 (Baseline) Visit 12 (250 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 8 Visit 2 (Baseline) Visit 12 (250 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Subject 02-010 (23/F) 9 • The onset date for the current episode of eyebrow loss and the onset of Alopecia Areata was May 2017. • The subject has previously used an undefined “other” treatment as therapy for eyebrow hair loss. • As of 2/15/19, the subject has had 268 days of exposure to study drug.

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 10 Visit 2 (Baseline) Visit 12 (268 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 11 Visit 2 (Baseline) Visit 12 (268 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 12 Visit 2 (Baseline) Visit 12 (268 Days on Drug)

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Subject 02-007 (45/F) 13 • The onset date for the current episode of eyebrow loss was 2013, and the onset of Alopecia Areata was 1986. • Prior therapies for eyebrow hair loss include glucocorticosteroids and JAK inhibitors. • As of 2/22/19, the subject has had 289 days of exposure to study drug with a 47 day gap.

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Visit 2 (Baseline) Visit 12 (289 Days on Drug*) 14

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Visit 2 (Baseline) Visit 12 (289 Days on Drug*) 15

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Visit 2 (Baseline) Visit 12 (289 Days on Drug*) 16

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Spectrum of Hair Loss 17 24% 43%34% 51% 100%

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Current treatment paradigm 18 https://www.naaf.org/alopecia-areata/alopecia-areata-treatments - Last accessed 3-14-19

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Topical Treatments Systemic Treatments Oral JAK inhibitor Adult / Pediatric Patchy AA Adult AT/AU patients Alopecia Areata: Potential Treatment Paradigms 19 Topical JAK inhibitor Pediatric AT/AU patients Increasing Disease Severity INDUCTION: Topical JAK inhibitor may be efficacious in patients with less severe patchy AA Oral JAK inhibitor may be best option in patients with more severe AT/AU phenotypes MAINTENANCE: AT/AU patients may be able to maintain hair with topical JAK inhibitor Concomitant topical therapy may decrease reliance on longer term oral therapy in some patients

© Copyright 2019 Aclaris Therapeutics. All rights reserved © Copyright 2019 Aclaris Therapeutics. All rights reserved 20 ATI-450 (MK-2 Inhibitor)

MK-2 Pathway Inhibitor (MK-2 PI) ATI-450

- Pharmacologically unique MOA
- MK-2 pathway inhibitors target the production and activity of key inflammatory cytokines including TNFα, IL-1α, IL-1β and IL-6
- ATI-450 inhibits the cytokine targets of established biologics:
  - Anti-TNFs: Humira®, Enbrel®, Remicade®
    - *RA, psoriasis, psoriatic arthritis, IBD, ankylosing spondylitis*
  - Anti-IL1s: Kineret®, Ilaris®, Arcalyst®
    - *CAPS, Still's disease, SJIA, cardiovascular disease*
  - Anti-IL6: Kevzara®, Actemra®
    - *RA, Castleman's disease*
- Aclaris is developing MK-2 pathway inhibitors for chronic inflammatory disease and autoimmune disease

MK-2 = mitogen-activated protein kinase-activated protein kinase 2 (MAPKAPK2)
RA = rheumatoid arthritis; IBD = inflammatory bowel disease; SJIA = systemic juvenile idiopathic arthritis

© Copyright 2019 Aclaris Therapeutics. All rights reserved

aclaris THERAPEUTICS

21

The MK2 Pathway Drives Key Inflammatory Cytokines: TNFα, IL-1β and IL-6



“Housekeeping ” functions”
Structural proteins
Anti-inflammatory pathways: IL10 / MKP / Phospho-TAB1
Activated MK-2 up-regulates key pro-inflammatory signals (TNFα, IL1β, IL6) that drive further inflammatory signaling
p38α
Transcription factors
p38α activates MK-2
Cell cycle progression, Chromatin remodeling, mRNA translation / stability, Metabolism
MK-2
TNFα /IL-1β /IL-6
Cytokines/ Chemokines/ IL8/COX2/MMPs
INFLAMMATION
Pro-inflammatory
Anti-inflammatory
Housekeeping functions

© Copyright 2019 Aclaris Therapeutics. All rights reserved

22

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved 23 INFLAMMATION ATI-450 does NOT block the activation of anti-inflammatory pathways (e.g., IL-10) thereby preserving this homeostatic dampening of the immune response p38α MK-2 TNFα /IL-1β /IL-6 Cytokines/ Chemokines/ IL8/COX2/MMPs Anti-inflammatory pathways: IL10 / MKP / Phospho-TAB1 Structural proteins Transcription factors “Housekeeping ” functions” Cell cycle progression, Chromatin remodeling, mRNA translation / stability, Metabolism ATI-450 Inhibits the Expression of Key Inflammatory Cytokines: TNFα, IL-1β and IL-6 Pro-inflammatory Anti-inflammatory Housekeeping functions ATI-450X XX XX

© Copyright 2019 Aclaris Therapeutics. All rights reserved© Copyright 2019 Aclaris Therapeutics. All rights reserved Mouse LPS-Induced TNFa Production ATI-450 demonstrated durable response (no tachyphylaxis) • Conventional p38 (CDD-111) and MK-2PI (ATI- 450) administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFa levels determined 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450ATI-450 % Control Response Weeks on Drug • Global p38 inhibitor CDD-111 lost inhibition over time • This investigational MK-2 pathway inhibitor ATI-450 demonstrated durable responses in this model (no tachyphylaxis) 24 TNF - α

In vivo Results of MK-2 Pathway Inhibitor ATI-450

Joint Protection in Rat Arthritis Model[1]


Normal
Vehicle
450 (5 mpk)

Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model[3]


Normal
Inflamed
Inflamed + ATI-450

Cytokine (IL-1 Beta) Modulation in Orphan Autoinflammatory Disease (CAPS)[1]


NS
*
*
NS
0.6
0.4
0.2
0
IL-1β (ng/ml)
WT
NOMIDc

Reduction in Breast Cancer Bone Metastasis in Mice[2]


Bone Metastasis
1.5
1.0
0.5
0
Photons/sec x 10^5
***
Ctrl
MK2i

[1] Wang C, et al. J Exp Med. 2019;215(5):1315-1325.
[2] Murali B, et al. Cancer Res. 2019;78(19)5618-5630.
[3] Data on File. Aclaris Therapeutics Inc.

© Copyright 2019 Aclaris Therapeutics. All rights reserved

aclaris THERAPEUTICS 25

© Copyright 2019 Aclaris Therapeutics. All rights reserved THANK YOU © Copyright 2019 Aclaris Therapeutics. All rights reserved